UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/01/2004

Keystone Automotive Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-28568

CA	95-2920557
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

700 E. Bonita Ave
Pomona, CA 91767
(Address of Principal Executive Offices, Including Zip Code)

909-624-8041
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Effective December 1, 2004, a form of indemnification agreement, attached hereto as Exhibit 10.42, was offered to all directors of the Registrant. The same form of indemnification agreement will also be offered to all executive officers of the Registrant. In each case, the agreement is offered in consideration of continued service.

Item 9.01.    Financial Statements and Exhibits

Exhibit 10.42 Form of Indemnification Agreement for directors and executive officers of the Registrant

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Keystone Automotive Industries, Inc.

Date: December 03, 2004.	By:	/s/ James Lockwood
James Lockwood
Secretary

Exhibit Index

Exhibit No.	Description
EX-10.42	Form of Indemnification Agreement for directors and executives of the Registrant